SUPPLEMENT DATED JANUARY 21, 2005
                                               TO PROSPECTUSES DATED MAY 3, 2004

Capital Appreciation Portfolio
High Yield Bond Trust
Managed Assets Trust
Money Market Portfolio
The Travelers Series Trust:

       Convertible Securities Portfolio
       Disciplined Mid Cap Stock Portfolio
       Equity Income Portfolio
       Federated Stock Portfolio
       Federated High Yield Portfolio
       Large Cap Portfolio
       Lazard International Stock Portfolio
       Merrill Lynch Large Cap Core Portfolio
       MFS Emerging Growth Portfolio
       MFS Mid Cap Growth Portfolio
       MFS Value Portfolio
       Pioneer Fund Portfolio
       Social Awareness Stock Portfolio
       Travelers Quality Bond Portfolio
       U.S. Government Securities Portfolio
       Zero Coupon Bond Fund Portfolio (Series 2005)

The following information replaces in its entirety the information under the "Recent Developments" heading in the "Transfer Agent and Fund Administration" section for each of the above referenced prospectuses, and any supplements thereto. Please retain this supplement and keep it with your prospectus for future reference.

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.


January 21, 2005                                                         L-24482